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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                November 15, 2000
                Date of report (Date of earliest event reported)


Lehman ABS Corporation is the depositor under the Standard Terms for Trust Agreements, dated as of February 25, 1996, as supplemented by a Series Supplement, dated as of February 25, 1998, which together formed the Corporate Bond-Backed Certificates, Series 1998-NSC-1 Trust.

                             LEHMAN ABS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)



         Delaware                   333-32105-01                13-3447441
(State or Other Jurisdiction      (Commission File           (I.R.S. Employer
     of Incorporation)                 Number)              Identification No.)



Three World Financial Center                                            10285

200 Vesey Street                                                      (Zip Code)
New York, New York
(Address of Principal Executive Offices)

                                 (212) 526-5594
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  OTHER EVENTS

On November 15, 2000, distributions were made to the Holders of the Corporate Bond Backed Certificates, Series 1998-NSC-1 (the "Certificate Holders"). Specific information with respect to the distributions is filed as Exhibit 99.1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      The following exhibit was filed as part of this report:

         99.1 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending November 15, 2000.



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                                    SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 13, 2000

                                                    THE BANK OF NEW YORK
                                                    AS TRUSTEE, FOR
                                                    CORPORATE BOND-BACKED
                                                    CERTIFICATES, SERIES
                                                    1998-NSC-1 TRUST


                                                    By: /s/ Enrico D. Reyes
                                                       ---------------------
                                                       Enrico D. Reyes
                                                       Vice President



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                                  EXHIBIT INDEX

Exhibit Number                    Description
--------------                    -----------

99.1 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending November 15, 2000



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